UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): October 1, 2013

Mission Broadcasting, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-62916-02	51-0388022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30400 Detroit Road, Suite 304

Westlake, Ohio 44145

(Address of Principal Executive Offices, including Zip Code)

(440) 526-2227

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

Supplemental Indenture for the 8.875% Senior Secured Second Lien Notes due 2017

On October 1, 2013, Mission Broadcasting, Inc. (the “Company”) and Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”) received, pursuant to their previously announced cash tender offer and related consent solicitation for any and all of their outstanding 8.875% Senior Secured Second Lien Notes due 2017 (the “2017 Notes”), the requisite consents to adopt proposed amendments to the 2017 Indenture (as defined below), under which the 2017 Notes were issued. The tender offer and consent solicitation are being made upon the terms and conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated September 17, 2013.

As of 5:00 p.m. New York City time, on September 30, 2013, holders of 93.04% of the 2017 Notes had tendered their Notes in the tender offer and consented to the proposed amendments to the 2017 Indenture.

In conjunction with receiving the requisite consents, the Company, Nexstar Broadcasting and Nexstar Broadcasting Group, Inc. (“Nexstar Broadcasting Group”) entered into the first supplemental indenture (the “First Supplemental Indenture”) to the 2017 Indenture, dated as of April 19, 2010, by and among the Company, Nexstar Broadcasting, Nexstar Broadcasting Group, as guarantor and The Bank of New York Mellon, as trustee and collateral agent (the “2017 Indenture”).

The First Supplemental Indenture gives effect to the proposed amendments to the 2017 Indenture, which eliminate substantially all the restrictive covenants, certain events of default and certain related provisions contained in the 2017 Indenture and provide for the release of the liens on the collateral that secures the Company’s, Nexstar Broadcasting’s and Nexstar Broadcasting Group’s obligations with respect to the 2017 Notes. The First Supplemental Indenture provides that the amendments will not become operative until the Company and Nexstar Broadcasting accept for purchase the 2017 Notes tendered in the tender offer and consent solicitation.

The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Indenture

On October 1, 2013, Nexstar Broadcasting completed the issuance and sale of $275.0 million aggregate principal amount of senior notes due 2020 (the “Notes”). The Notes were issued pursuant to a supplemental indenture, by and among Nexstar Broadcasting, Nexstar Broadcasting Group, the Company and the Bank of New York Mellon, as trustee (the “Trustee”), dated as of October 1, 2013 (the “Supplemental Indenture”) to the Indenture, dated as of November 9, 2012 (the “Indenture”), by and among Nexstar Broadcasting, as issuer, Nexstar Broadcasting Group, as guarantor, the Company, as guarantor, and the Trustee. Nexstar Broadcasting’s obligations under the Notes are jointly and severally guaranteed by the Company, Nexstar Broadcasting Group and certain of Nexstar Broadcasting’s and the Company’s future restricted subsidiaries.

The Notes were issued in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes were issued at 100.250%, plus accrued interest from May 15, 2013.

The Notes and the guarantees are Nexstar Broadcasting’s and the guarantors’ (including the Company’s) senior obligations, rank equal in right of payment with all of Nexstar Broadcasting’s and the guarantors’ existing and future senior indebtedness and rank senior in right of payment to all of Nexstar Broadcasting’s and the guarantors’ future subordinated indebtedness. The Notes and the guarantees are effectively junior to Nexstar Broadcasting’s and the guarantors’ secured indebtedness, including borrowings under Nexstar Broadcasting’s and The Company’s senior secured credit facilities and the 2017 Notes, to the extent of the value of the assets securing such indebtedness.

The Notes will mature on November 15, 2020. Interest on the Notes accrues at a rate of 6.875% per annum and is payable semiannually in arrears on May 15 and November 15 of each year, commencing on November 15, 2013. Nexstar Broadcasting is obligated to make each interest payment to the holders of record of the Notes on the immediately preceding May 1 and November 1.

        Nexstar Broadcasting has the option to redeem all or a portion of the Notes at any time prior to November 15, 2015 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date plus a “make- whole” premium. At any time on or after November 15, 2015, Nexstar Broadcasting may redeem the Notes, in whole or in part, at the redemption prices set forth in the Indenture. At any time before November 15, 2015, Nexstar Broadcasting may also redeem up to 35% of the aggregate principal amount of the Notes at a redemption price of 106.875% of the principal amount, plus accrued and unpaid interest, if any, to the date of redemption, with the proceeds of certain equity offerings.

Upon the occurrence of a Change of Control Repurchase Event (as defined in the Indenture), each holder of the Notes may require Nexstar Broadcasting to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of repurchase.

The Indenture contains covenants that limit, among other things, Nexstar Broadcasting’s ability to (1) incur additional debt and issue preferred stock, (2) make certain restricted payments, (3) consummate specified asset sales, (4) enter into transactions with affiliates, (5) create liens, (6) pay dividends or make other distributions, (7) make certain investments and (8) merge or consolidate with another person. These covenants are subject to a number of important exceptions and qualifications.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes to be due and payable.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.1 to Nexstar Broadcasting Group’s Current Report on Form 8-K filed on November 9, 2012 and is incorporated by reference herein. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the complete copy of that agreement that is field as Exhibit 4.3 to Nexstar Broadcasting Group’s Current Report on Form 8-K filed on October 2, 2013 and is incorporated by reference herein. The related form of senior note is filed as Exhibit 4.2 to Nexstar Broadcasting Group’s Current Report on Form 8-K filed on November 9, 2012 and is incorporated by reference herein

Registration Rights Agreement

In connection with the offering of the Notes, the Company, Nexstar Broadcasting, and Nexstar Broadcasting Group, have agreed, pursuant to a Registration Rights Agreement, dated October 1, 2013 (the “Registration Rights Agreement”), by and among the Company, Nexstar Broadcasting, Nexstar Broadcasting Group, Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and SunTrust Robinson Humphrey, Inc. to (i) cause to be filed with the Securities and Exchange Commission (the “SEC”) no later than 365 days after November 10, 2012, a registration statement under the Securities Act, relating to an offer to exchange the Notes for new notes (the “Exchange Notes”), evidencing the same continuing indebtedness as the Notes and with terms substantially identical to the Notes except that the Exchange Notes will not be subject to restrictions on transfer in the United States, (ii) use reasonable best efforts to cause such registration statement to become effective no later than November 10, 2013, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such registration statement as may be necessary in order to cause such registration statement to become effective, (B) if applicable, file a post-effective amendment to such registration statement and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit consummation of the exchange offer, and (iv) upon the effectiveness of such registration statement, commence the exchange offer and issue Exchange Notes in exchange for all Notes tendered pursuant to the exchange offer.

In certain circumstances, Nexstar Broadcasting will file and cause to become effective a shelf registration statement relating to resales of any Notes and use its reasonable best efforts to maintain the effectiveness of the shelf registration statement for at least one year or such lesser period after which all of the notes registered therein have been sold.

If Nexstar Broadcasting fails to satisfy these obligations as set forth in the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes. The rate of the additional interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default (as defined in the Registration Rights Agreement), and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum. Nexstar Broadcasting will pay such additional interest on regular interest payment dates until the cure of all the Registration Defaults relating to the Notes at which time the interest rate on the Notes will revert to the original interest rate on the Notes. Such additional interest will be in addition to any other interest payable from time to time with respect to Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.1 to Nexstar Broadcasting Group’s Current Report on Form 8-K filed on October 2, 2013 and is incorporated by reference herein.

Credit Agreement Amendments

On October 1, 2013, the Company and Nexstar Broadcasting entered into amendments to each of their senior secured credit facilities.

The amendments provided commitments for incremental term loan facilities available to the Company of $125.0 million and to Nexstar Broadcasting of $25.0 million (the “Term Loan B-2 Commitments”) and replacement revolving credit facilities available to the Company of $30.0 million and to Nexstar Broadcasting of $75.0 million (the “Tranche A Revolving Commitments”). The proceeds of the Term Loan B-2 Commitments are expected to be used for general corporate and working capital purposes.

Borrowings under the Term Loan B-2 Commitments bear interest at a fixed rate, which can be either a base rate plus 1.75% or, at the Company’s option, a Eurodollar rate plus 2.75%. Borrowings under the Tranche A Revolving Commitments bear interest at a floating rate, which can be either a base rate plus an applicable margin or, at the Company’s option, a Eurodollar rate plus an applicable margin, as defined in the amended credit agreement. Subject to Nexstar Broadcasting’s total leverage ratio, the applicable base rate margin for the Tranche A Revolving Commitments will vary from 0.75% and 1.50% and the applicable Eurodollar rate margin will vary from 1.75% and 2.50%.

The principal amounts under the Term Loan B-2 Commitments are reduced by quarterly payments of 0.25%. The remainder of the principal is due in full at maturity on October 1, 2020 (subject to earlier springing maturity). The principal amounts under the Tranche A Revolving Commitments are due in full at maturity on December 3, 2017 (subject to earlier springing maturity).

The foregoing description is qualified in its entirety by reference to the text of the amendments, copies of which are filed as Exhibit 10.2 and 10.3 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K under the sub-headings “Indenture” and “Credit Agreement Amendments” is hereby incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture, dated October 1, 2013, by and among Nexstar Broadcasting Group, Inc., Nexstar Broadcasting, Inc., Mission Broadcasting, Inc. and The Bank of New York Mellon, as trustee and collateral agent.

4.2	Indenture, dated as of November 9, 2012, among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., as a guarantor, Mission Broadcasting, Inc., as a guarantor, and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.1 to Current Report 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on November 9, 2012)

4.3	Form of Senior Note (Incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on November 9, 2012)

4.4	Supplemental Indenture, dated October 1, 2013 by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Mission Broadcasting, Inc. and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on October 2, 2013)

10.1	Registration Rights Agreement, dated as of October 1, 2013, by and among Nexstar Broadcasting Group, Inc., Nexstar Broadcasting, Inc., Mission Broadcasting Group, Inc. and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and SunTrust Robinson Humphrey, Inc. (Incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on October 2, 2013)

10.2	Second Amendment (Incremental Amendment) to the Fifth Amended and Restated Credit Agreement, dated as of October 1, 2013, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several Banks parties thereto.

10.3	Second Amendment (Incremental Amendment) to the Fourth Amended and Restated Credit Agreement, dated as of October 1, by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several Banks parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MISSION BROADCASTING, INC.

Dated: October 3, 2013

	By:	/s/ Dennis Thatcher
Name: Thomas E. Carter
Title: President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated October 1, 2013, by and among Nexstar Broadcasting Group, Inc., Nexstar Broadcasting, Inc., Mission Broadcasting, Inc. and The Bank of New York Mellon, as trustee and collateral agent.

4.2	Indenture, dated as of November 9, 2012, among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., as a guarantor, Mission Broadcasting, Inc., as a guarantor, and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.1 to Current Report 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on November 9, 2012)

4.3	Form of Senior Note (Incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on November 9, 2012)

4.4	Supplemental Indenture, dated October 1, 2013 by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Mission Broadcasting, Inc. and The Bank of New York Mellon, as trustee (Incorporated by reference to Exhibit 4.3 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on October 2, 2013)

10.1	Registration Rights Agreement, dated as of October 1, 2013, by and among Nexstar Broadcasting Group, Inc., Nexstar Broadcasting, Inc., Mission Broadcasting Group, Inc. and Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and SunTrust Robinson Humphrey, Inc. (Incorporated by reference to Exhibit 10.3 to Current Report on Form 8-K (File No. 000-50478) filed by Nexstar Broadcasting Group, Inc. on October 2, 2013)

10.2	Second Amendment (Incremental Amendment) to the Fifth Amended and Restated Credit Agreement, dated as of October 1, 2013, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several Banks parties thereto.

10.3	Second Amendment (Incremental Amendment) to the Fourth Amended and Restated Credit Agreement, dated as of October 1, by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several Banks parties thereto.